                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                    Washington, D.C. 20549-1004

                                                              FORM 8-K

                                                           CURRENT REPORT
                                                       Pursuant to Section 13
                                               of the Securities Exchange Act of 1934

                                         Date of Report (date of earliest event reported):
                                                         December 29, 2005

                                                         ACXIOM CORPORATION
                                       (Exact name of Registrant as specified in its charter)

                  Delaware                                    0-13163                                    71-0581897
      (State or other jurisdiction of                 (Commission File Number)                        (I.R.S. Employer
       incorporation or organization)                                                              Identification Number)

                                                  1 Information Way, P.O. Box 8180
                                                  Little Rock, Arkansas 72203-8180
                                              (Address of principal executive offices)

                                                           (501) 342-1000
                                        (Registrant's telephone number, including area code)

                                                           Not Applicable
                                   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

Asset Purchase and License Agreement

On December 29, 2005, Acxiom Corporation ("Acxiom") entered into a definitive Asset Purchase and License Agreement (the "Agreement")
with EMC Corporation ("EMC").  The Agreement provides, among other things, for the purchase by EMC of Acxiom's information grid software (the "Base Technology") and for the grant of a license from EMC to Acxiom of the Base Technology and further developments for Acxiom's continued use in connection with its business.  Acxiom also licensed other ancillary related technology to EMC.

Under the terms of the agreement, EMC will pay Acxiom $30 million ($20 million paid on December 29, 2005 and $5 million payable on each of April 1, 2006 and July 1, 2006), and the parties will work together to further develop the Base Technology.  Fees received by
Acxiom from EMC pursuant to the Agreement will be recorded by offsetting previously capitalized software balances and amounts capitalized in the future to further develop the technology.  Acxiom expects a per quarter reduction of approximately $1.5 million in operating expense over a two-year period as result of this arrangement.

Acxiom and EMC also plan to agree upon appropriate go-to-market and product support arrangements for products utilizing the Base
Technology in a joint sales and marketing agreement.  EMC and Acxiom will support the commercialization of the grid infrastructure by linking components of each company's technology and relevant systems, software, services and data into a complete product-based information grid solution for customers to deploy within their own enterprises.

Item 9.01.        Financial Statement and Exhibits.

         (d)      Exhibits

         Exhibit No.                Description

         99.1                       Press Release

                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              ACXIOM CORPORATION

Date:  January 5, 2006

                                                              By:  /s/ Jerry C. Jones
                                                                  __________________________________
                                                                   Name: Jerry C. Jones
                                                                   Title: Business Development/Legal Leader

                                                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release